SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


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Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                  Commission Only (as
[X] Definitive Proxy Statement                    permitted by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            MATRIXX INITIATIVES, INC.
                (Name of Registrant as Specified in Its Charter)

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     previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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
                            MATRIXX INITIATIVES, INC.
                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
                                 (602) 387-5353

                       ----------------------------------
                           NOTICE AND PROXY STATEMENT
                       For Annual Meeting of Stockholders
                          To Be Held on April 30, 2003
                        ---------------------------------

To the Holders of Our Common Stock:

     The annual meeting of stockholders of Matrixx Initiatives, Inc. will be held at the Ritz Carlton, Phoenix, Arizona, on April 30, 2003 at 10:00 a.m. (local time) for the following purposes:

     1. To elect two directors to our board of directors to serve for a three-year term or until their successors are elected.

     2. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     We cordially invite you to attend the annual meeting of stockholders. The board of directors has fixed the close of business on March 5, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment thereof. You can vote your shares of our common stock at the annual meeting only if you are present at the annual meeting in person or by valid proxy. Admission to the annual meeting is limited to our stockholders and their proxies. If you hold your shares in "street" form through a broker or similar market intermediary rather than in your own name, you will be admitted to the annual meeting if you present a written affidavit or statement from the brokerage institution that is the registered holder of your shares showing that you were the beneficial owner of your shares as of the March 5, 2003 record date.

     Your vote is important to us. Even if you plan to attend the annual meeting, please complete and sign the enclosed proxy card and mail it to us promptly in the return envelope. A copy of our 2002 Annual Report to Stockholders, which includes our 2002 financial statements, was first mailed with this Notice and Proxy Statement on or about March 31, 2003 to all stockholders of record as of the record date.

     Your attention is directed to the attached Proxy Statement.

                              By order of the board of directors,


                              William J. Hemelt,
                              Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Phoenix, Arizona
March 31, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

About the Annual Meeting ..................................................    1
Proposal No. 1 - Election of Directors ....................................    3
Information Concerning Directors ..........................................    3
Executive Compensation ....................................................    7
Report of the Compensation Committee ......................................    8
Compensation Committee Interlocks and Insider Participation ...............   10
Security Ownership of Certain Beneficial Owners ...........................   11
Agreements With Certain Officers ..........................................   11
Certain Relationships and Related Transactions ............................   12
Report of the Audit Committee .............................................   12
Performance Graph .........................................................   13
Performance Table .........................................................   14
Relationship With Independent Public Accountants ..........................   14
Proposals By Stockholders .................................................   15
Other Matters .............................................................   15
Annual Report .............................................................   16

                            MATRIXX INITIATIVES, INC.

                       2375 EAST CAMELBACK ROAD, SUITE 500
                             PHOENIX, ARIZONA 85016
                                 (602) 387-5353

                                 PROXY STATEMENT

     This Proxy Statement relates to the 2003 annual meeting of stockholders (the "Annual Meeting") of Matrixx Initiatives, Inc. ("Matrixx" or the "Company") to be held at 10:00 a.m. (local time) on April 30, 2003 at the Ritz Carlton Phoenix, 2401 E. Camelback Road, Phoenix, Arizona, or at such other time and place to which the Annual Meeting may be adjourned. The enclosed proxy is solicited by the board of directors of Matrixx for use at the Annual Meeting. The proxy materials relating to the Annual Meeting were first mailed on or about March 31, 2003 to record holders of our common stock entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

     You should review the information contained in this Proxy Statement in conjunction with the financial statements, notes to financial statements, independent auditors' reports and other information included in our 2002 Annual Report to Stockholders that was mailed to our stockholders with this Proxy Statement.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Annual Meeting, you will be asked to consider and act upon the following matters outlined in the accompanying notice:

     * the election of two directors to our board of directors to serve for a three-year term or until their successors are elected; and

     * certain other matters that may properly come before the Annual Meeting or any adjournment thereof.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

     Stockholders of record at the close of business on March 5, 2003 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. As of the Record Date, there were 9,432,051 shares of our common stock issued and outstanding. Each stockholder of record on the Record Date is entitled to one vote per share of common stock held by such stockholder on each matter of business to be considered at the Annual Meeting.

WHAT CONSTITUTES A QUORUM AT THE ANNUAL MEETING?

     A majority of our issued and outstanding shares of common stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum for the Annual Meeting. If a quorum is present for any proposal, we will be permitted to conduct all of the business of the Annual Meeting. Proxies that we receive but that are marked as abstentions (or "vote withheld") will be included in our calculation of the number of shares considered to be present at the Annual Meeting.

HOW DO I VOTE?

     You can vote on matters to come before the Annual Meeting in four ways:

     *    you can attend the Annual Meeting and cast your votes in person; or

     * you can vote by completing, dating and signing the enclosed proxy card and returning it to us. If you do this, you will authorize the individuals named on the proxy card (referred to as the proxyholders) to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of our board of directors; or

     * you can phone in your proxy by calling the telephone number on your proxy card or voter instruction form; or

     * you can vote via the internet by going to http://www.proxyvote.com and entering the control number specified on your proxy card or voter instruction form.

Votes submitted via telephone or the internet must be received by 11:59 p.m. (Eastern Daylight Time) on April 29, 2003. Submitting your vote via telephone or the internet will not affect your right to vote in person at the Annual Meeting should you decide to attend the Annual Meeting. If you hold your shares through a broker or other custodian, please review the voting form used by that firm to see if it offers telephonic or internet voting. Applicable laws authorize the use of telephonic transmission and electronic transmission, such as transmission over the internet, to grant a proxy.

WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATIONS?

     A description of each item to be voted on at the Annual Meeting, including the board's recommendations as to voting on such items, is set forth elsewhere in this Proxy Statement, referred to as Proposal No. 1. In summary, the board recommends a vote FOR the election of the directors referred to in this Proxy Statement, as described under Proposal No. 1.

     If any other matter is properly brought before the Annual Meeting for a vote, the proxyholders will vote as recommended by the board of directors or, if no recommendation is given, in the proxyholders' own discretion.

WHAT IF I VOTE AND THEN CHANGE MY MIND?

     If you sign and mail us the enclosed proxy card and then wish to change your vote, you may revoke your proxy at any time before it is exercised by:

     *    attending the Annual Meeting and voting in person; or

     * completing, signing and delivering to us a new proxy card bearing a later date; or

     * sending written notice of revocation of your proxy to our Secretary at Matrixx Initiatives, Inc., 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     For the election of directors, the nominees who receive the highest number of votes will be elected as directors.

     Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Abstentions are counted as voted and broker non-votes are counted as unvoted for determining the approval of each matter submitted to the stockholders for a vote. A broker non-vote occurs where a stockholder's shares are held in "street" form through a broker or similar market intermediary rather than in the stockholder's own name. In this situation, the broker may vote the shares on some "routine" matters, including the election of directors, but will be unable to vote the shares on "non-routine" matters if it does not have the authority from the beneficial stockholder to do so.

ARE PROXIES BEING SOLICITED?

     We are soliciting proxies for the Annual Meeting. We will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others who forward proxy materials to beneficial owners of our stock. Our solicitation will be by mail, except for any incidental personal solicitation made by our directors, officers and employees, who will receive no additional compensation for such solicitations.

                                 PROPOSAL NO. 1

                     ELECTION OF DIRECTORS FOR TERM EXPIRING
                             AT 2006 ANNUAL MEETING

GENERAL

     The board of directors is divided into three classes of equal size, with one class elected each year for a three-year term. At the Annual Meeting, we will seek the election of two individuals, Edward E. Faber and L. White Matthews, III, as directors, to hold office until the 2006 annual meeting of stockholders or until their successors are elected and qualified. Both nominees are presently members of our board of directors. The nominees have consented to be named in this Proxy Statement and to serve on the board of directors if elected. We do not anticipate that either nominee will become unable or unwilling to accept nomination or election. If that should occur, however, the proxy holders named in the proxy intend to vote in his stead for the election of such person as our board of directors may recommend. Cumulative voting is not permitted for the election of directors.

     For information regarding the nominees proposed for election at the Annual Meeting, see "Information Concerning Directors" in the following section.

VOTE REQUIRED

     The nominees who receive the highest number of votes cast at the Annual Meeting will be elected to the board of directors.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EDWARD E. FABER AND L. WHITE MATTHEWS, III.

                        INFORMATION CONCERNING DIRECTORS

BIOGRAPHICAL INFORMATION

     The following sets forth certain biographical information with respect to the nominees for election as directors at the Annual Meeting and our continuing directors.

NOMINEES FOR TERMS EXPIRING IN 2006

NAME                         AGE     POSITION WITH COMPANY AND TENURE
----                         ---     --------------------------------

Edward E. Faber              70      Director since 2000; Chairman of the board
                                     of directors since 2001

L. White Matthews, III       57      Director since March 2003

     EDWARD E. FABER was elected to the board of directors in September 2000 and was named Chairman of the board on April 12, 2001. Retired from active management, Mr. Faber currently serves on the board of Phoenix Leasing Inc., an equipment leasing company, and as a director of Pomeroy Computer Systems, Inc., a computer and information technology services provider. From 1991 to 1992, Mr. Faber was President and Chief Executive Officer of SuperCuts, Inc., where he was responsible for organizing and executing a successful initial public stock offering for the company. Mr. Faber has over 30 years of experience building and managing high-technology growth companies. In 1976, he was the founding President of Computerland Corporation where he led the development of the largest computer retailing company in the world. He retired from the company in 1983 but returned in 1985 to serve as Chairman and Chief Executive Officer until the company was sold in 1987. Mr. Faber continued to serve as board Vice Chairman of Computerland until 1990. Mr. Faber also previously served as Chairman and Chief Executive Officer of Dataphaz, Computerland's largest franchise operator. Mr. Faber graduated from Cornell University with a Bachelor of Science in Industrial Labor Relations and served as an officer in the United States Marine Corps.

     L. WHITE MATTHEWS, III was elected to the board of directors in March 2003. Retired from active management, Mr. Matthews currently serves as a director and Chairman of the Audit Committee for Nortrax Incorporated of Moline Illinois, a large John Deere equipment dealership. He is also a director and audit committee member of Imation Corp., an NYSE-listed data storage provider, and a director of Mercantile Funds, Inc., a family of mutual funds. Mr. Matthews brings extensive experience in the accounting, financial and audit fields of corporate management from having served as chief financial officer of two large public corporations. From 1999 until 2001, Mr. Matthews served as Executive Vice President, Chief Financial Officer and member of the board of directors for Ecolab, Inc., an NYSE-listed developer and marketer of cleaning and sanitizing products and services. From 1977 to 1998, he served in various capacities with Union Pacific Corporation, including as Executive Vice President-Finance and Chief Financial Officer from 1988 to 1998 and as a member of the board of directors from 1994 to 1998. Mr. Matthews also served as a director and member of the Compensation Committee and as Chairman of the Audit Committee of Lexent, Inc., a Nasdaq-listed infrastructure services company, from 1998 to January 2003. Mr. Matthews earned a Master of Business Administration in Finance and General Business from the University of Virginia's Darden School of Business Administration and a Bachelor of Science in Economics from Hampden-Sydney College.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004

NAME                AGE     POSITION WITH COMPANY AND TENURE
----                ---     --------------------------------

William C. Egan     58      Director since 2001

Carl J. Johnson     54      President and Chief Executive Officer; Director
                            since 2001

     WILLIAM C. EGAN was elected to the board of directors in August 2001. Retired from Johnson & Johnson after 25 years active management, Mr. Egan most recently served as Chairman of the Board of Directors of the Cosmetic, Toiletry and Fragrance Association, a position he held between 1999 and 2001. He presently serves as a Director of US Dermatologics, an Advisory Board Member of the J. L. Kellogg Graduate School of Management and a Trustee of the Westminster School. From 1995 to 2001, Mr. Egan was a member of Johnson & Johnson's Consumer Products Operating Committee where he held a number of important global positions, including Group Franchise Chairman, Worldwide Consumer and Personal Care Products. Additional positions with Johnson & Johnson included President of Baby Products, Chairman of Windsor Minerals, Inc. and Group Product Director, Tylenol Products. Mr. Egan also served as President of Arm & Hammer Consumer Products, a division of Church & Dwight Co., Inc. Mr. Egan graduated from Trinity College and received a Master of Business Administration from the Northwestern University, J. L. Kellogg Graduate School of Management.

     CARL J. JOHNSON joined Matrixx in July 2001 as President and Chief Executive Officer and as a member of the board of directors. Mr. Johnson's professional experience spans 20 years in the product development, marketing and sales arenas with several large pharmaceutical and consumer goods companies. From 1993 to 2001, Mr. Johnson was Vice President, Commercial Development with Perrigo Company, a public company and leading manufacturer of over-the-counter pharmaceutical and nutritional products for the store brand market. In that capacity he was responsible for procuring new products and technologies and contract manufacturing services emphasizing Abbreviated New Drug Applications
(ANDA) products. Mr. Johnson also worked at Johnson & Johnson from 1973 to 1989, where he held a number of high level marketing and sales positions, including responsibility for the national launch of the Acuvue(R) disposable contact lens product. Mr. Johnson also provided marketing leadership for a special team tasked to re-engineer Johnson & Johnson's sales, administrative and operational functions. Mr. Johnson earned a Master of Business Administration - Marketing from the Fairleigh Dickinson University and a Bachelor of Science in Economics from Wagner College.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2005

NAME                 AGE     POSITION WITH COMPANY AND TENURE
----                 ---     --------------------------------

Edward J. Walsh      71      Director since 2000

Michael A. Zeher     55      Director since 2000

     EDWARD J. WALSH was elected to the board of directors in September 2000. Mr. Walsh is currently the President of Sparta Group Ltd., a business consulting firm located in Arizona, and has served in that role since 1988. Mr. Walsh also serves on a number of corporate boards, including Nortrust Holding Company, the holding company for Northern Trust Bank, N.A. - Arizona and Northern Trust Bank, N.A. - Colorado and the WD-40 Company. Mr. Walsh brings extensive experience in the consumer products market having served as President and Chief Executive Officer of Dial Corporation from 1984 to 1987 and as President and Chief Executive Officer of Armour International from 1977 to 1984. In addition, Mr. Walsh currently is a member of the advisory board of directors of the Universal Technical Institute. Mr. Walsh holds a Master of Business Administration degree from New York University and is a graduate of Iona College in New York.

     MICHAEL A. ZEHER was elected to the board of directors in September 2000. Since March 2002, Mr. Zeher has operated a consulting services business which focuses on international sales and marketing. From 1994 through February 2002, Mr. Zeher served as President and Chief Executive Officer of Lander Company, Inc., a manufacturer and marketer of health and beauty care products. In that capacity, he was responsible for the company's worldwide operations and custom health care and international divisions. Mr. Zeher previously served as Vice President, Business Development for Johnson & Johnson, where he was responsible for the North American Consumer Sector business. Prior to taking that office, he held various sales and marketing positions with Johnson & Johnson. Mr. Zeher holds a Bachelor of Science in Business Administration from Old Dominion University.

MEETINGS OF THE BOARD

     During the fiscal year ended December 31, 2002, the board of directors held eight meetings, either in person (including teleconference) or by written consent resolution. All directors attended or participated in at least 75% of those meetings.

DIRECTOR COMPENSATION

     Except for our Chairman, Edward Faber, whose compensation is described below, our non-employee directors receive $3,000 per calendar quarter for service on the Board and $1,000 per calendar quarter for service as members of our board committees or as Matrixx representatives on any outside company's board. The chairman of each committee receives an additional $500 per quarter for service in that capacity.

     In 2002, Mr. Faber received $5,000 per month as compensation for his board service, including his service as Chairman. We expect that Mr. Faber's compensation will remain the same in 2003.

     Each board member is granted 10,000 options to purchase shares of our common stock upon his election to the board and is thereafter granted an additional 10,000 options annually while serving as a director. The exercise price for each such grant of options is set as the closing price of the Company's common stock on the date of grant.

     In June 2002, as part of the Matrixx 2001 Long-Term Incentive Plan, a Restricted Stock Program was offered to our board of directors (the "Program"). A director who participates in the Program, may elect to receive, in lieu of cash, all or any portion of the fees payable by Matrixx to him for his service on the board of directors or any committee in the form of shares of our common stock. Conditions to participation include a three year restriction on the sale or disposition of any shares received under the Program. The purchase price for the shares will be equal to 80% of the closing price of our common stock on the Nasdaq National Market on the designated day of purchase. As of December 31, 2002, only Mr. Faber had elected to participate in the Program.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and other persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received by us, or on written representations that we have received from certain reporting persons that no forms were required for such persons, we believe that during the fiscal year ended December 31, 2002, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with except as follows:

     1. Each of William Egan, Edward Walsh and Michael Zeher, members of the board of directors, and William Yuan, then a member of the board of directors, filed one late report on Form 4 (Statement of Changes in Beneficial Ownership) in our 2002 fiscal year. In each case, the late filing related to a stock option grant to such individual in February 2002 of 10,000 options. A Form 4 for each such individual in respect of his option grant was filed with the SEC in April 2002.

     2. Edward Faber, a member and Chairman of the board of directors, filed two late reports on Form 4 (Statement of Changes in Beneficial Ownership) in our 2002 fiscal year. The filings related to a stock option grant in February 2002 of 10,000 options and a stock purchase of 100 shares in June 2002. A Form 4 for the stock option grant was filed with the SEC in April 2002 and a Form 4 for the stock purchase was filed with the SEC in August 2002.

     3. Carl Johnson, an executive officer of the Company and a member of the board of directors, and William Hemelt, an executive officer of the Company, each filed one late report on Form 4 (Statement of Changes in Beneficial Ownership) in our 2002 fiscal year. The late filings related to separate grants on December 20, 2002 of 4,400 stock options to Mr. Johnson and 1,700 stock options to Mr. Hemelt. A Form 4 for each such individual in respect of his option grant was filed with the SEC on December 26, 2002.

                             EXECUTIVE COMPENSATION

     The following table discloses, for the years ended December 31, 2000, 2001 and 2002, certain compensation paid to our named executive officers, being our President and Chief Executive Officer and our Executive Vice President, Chief Financial Officer, Treasurer and Secretary. No other officer of Matrixx at December 31, 2002 earned more than $100,000 in annual compensation during the fiscal year ended December 31, 2002.

                                                                  LONG TERM COMPENSATION
                                                                 ------------------------
                                                                          AWARDS
                                                                 ------------------------
                                      ANNUAL COMPENSATION        RESTRICTED   SECURITIES
                                  --------------------------       STOCK      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS        AWARD(S)   OPTIONS/SARS   COMPENSATION(1)
---------------------------       ----   --------   --------      --------   ------------   ---------------
Carl J. Johnson                   2002   $231,090   $150,000(2)      5,000     $ 29,400        $  7,365(3)
President and CEO                 2001   $107,451   $ 56,250             0       75,000        $ 67,896(4)

William J. Hemelt                 2002   $132,933   $ 60,500(5)        900        1,700        $  3,839
Executive Vice President,  CFO,   2001   $120,625   $ 18,750             0            0        $  3,600
Treasurer and Secretary           2000   $100,000   $      0             0        9,000        $  3,000

----------
(1) Includes matching contributions under our SRA/IRA defined contribution program.
(2)  Mr. Johnson's 2002 bonus was paid in January 2003.
(3) Includes $6,855 for matching contribution under our SRA/IRA defined contribution program and $510 in reported taxable income for a life insurance plan.
(4) In connection with Mr. Johnson's appointment as President and Chief Executive Officer and election as a member of the board in July 2001, we agreed to pay for the $21,750 in expenses that Mr. Johnson incurred in connection with his relocation to the Phoenix area from Michigan and to reimburse Mr. Johnson $27,000 for the loss on the sale of his Michigan home. The $27,000 was grossed-up to $46,146 to take into account taxes payable by Mr. Johnson in respect of this payment.
(5)  A portion of Mr. Hemelt's 2002 bonus, $48,000, was paid in January 2003.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during the year ended December 31, 2002 to the named executive officers:

                         NUMBER OF      PERCENT OF
                        SECURITIES    TOTAL OPTIONS/     EXERCISE
                        UNDERLYING     SARS GRANTED       PRICE                   GRANT DATE
                       OPTIONS/SARS   TO EMPLOYEES IN      (PER     EXPIRATION      PRESENT
NAME                      GRANTED     FISCAL YEAR (1)     SHARE)       DATE          VALUE
----                      -------     ---------------     ------       ----          -----
Carl J. Johnson           25,000            19%           $9.63      7/9/2007      $112,525 (1)
                           4,400             3%           $8.50     12/20/2009     $ 21,164 (2)
William J. Hemelt          1,700             1%           $8.50     12/20/2009     $  8,177 (2)

----------
(1) The grant date present values per option share were derived using the Black-Scholes option pricing model in accordance with SEC rules and regulations and are not intended to forecast future appreciation of our stock price. The options granted on July 9, 2002 had a grant date present value of $4.501 per option. The Black-Scholes model was used with the following assumptions: volatility of 63.8% based on a historical weekly average; dividend yield of 0%; risk-free interest rate of 3.98% based on a U.S. Treasury rate of three years; and a three year expected option life.
(2) The options granted on December 20, 2002 had a grant date present value of $4.81 per option. The Black-Scholes model was used with the following assumptions: volatility of 63.8% based on a historical weekly average; dividend yield of 0%; risk-free interest rate of 3.53% based on a U.S. Treasury rate of five years; and a five year expected life.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information on the value realized by the exercise of options by our named executive officers during 2002 and the value of our named executive officer's unexercised options at December 31, 2002.

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                        SHARES                            OPTIONS/SARS AT                IN-THE-MONEY OPTIONS/
                       ACQUIRED                           FISCAL YEAR-END               SARS AT FISCAL YEAR-END
                          ON          VALUE        ------------------------------    ------------------------------
NAME                   EXERCISE      REALIZED      EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                   --------      --------      -----------      -------------    -----------      -------------
Carl J. Johnson           0             0            25,000             79,400         $ 3,000            $ 6,000
William J. Hemelt         0             0            33,000              1,700               0                  0

                      REPORT OF THE COMPENSATION COMMITTEE

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT WE MAKE, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT.

     The Compensation Committee of the Board of Directors at the end of 2002 consisted of Michael Zeher (Chairman), Edward Walsh, William Yuan and William Egan. Mr. Zeher replaced Mr. Yuan as Chairman on August 27, 2002. The Compensation Committee held three meetings during fiscal 2002. The meetings were attended by all members of the Compensation Committee.

     Effective March 31, 2003, Mr. Yuan resigned from the Company's board of directors and, thereby, from the Compensation Committee. L. White Matthews, III, who was elected to the board of directors by the Company's other directors as of the same date to fill the vacancy create by Mr. Yuan, replaced Mr. Yuan on the Compensation Committee.

     The functions of the Compensation Committee are to review annually the performance of the President and the Company's other principal executive officers. Additionally, the Compensation Committee reviews compensation of outside directors for service on the board and for service on committees of the board, and the level and extent of applicable benefits the Company provides with respect to insurance, health and medical coverage, stock options and other benefits.

COMPENSATION PROGRAM OBJECTIVES

     We believe that Matrixx's compensation programs for its executive officers should reflect the Company's performance and the value created for its shareholders. In addition, we believe the compensation programs should support the goals and values of the Company and should reward individual contributions to the Company's success. Specifically, Matrixx's executive compensation program is intended to:

     *    attract and retain the highest caliber executive officers;

     *    drive achievement of business strategies and goals;

     *    motivate performance in an entrepreneurial, incentive-driven culture;

     * closely align the interests of executive officers with the interests of the Company's stockholders;

     *    promote and maintain high ethical standards and business practices;
          and

     *    reward results and the creation of stockholder value.

FACTORS CONSIDERED IN DETERMINING COMPENSATION

     The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on separate freestanding components. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our compensation should be competitive enough to attract and retain highly skilled individuals. In this regard, each executive officers' compensation package has three main parts:

     *    base salary, which is reviewed annually;

     * performance bonuses, which may be earned annually depending on the Company's achievement of pre-established goals; and

     * equity compensation, consisting of stock options and, for certain executives, restricted stock.

     The Compensation Committee annually reviews each executive officer's base salary and makes appropriate recommendations to Matrixx's board of directors. Base salaries are based on the following factors:

     * Matrixx's performance for the prior fiscal year and subjective evaluation of each executive's contribution to that performance;

     * the performance of the particular executive in relation to established goals or strategic plans; and

     *    Matrixx's operating budget for the year.

     Performance bonuses and equity compensation are awarded based upon the recommendation of the Compensation Committee. Stock options and restricted stock are generally granted annually under Matrixx's Employee Stock Option Plan and are generally priced at 100% of the closing price of Matrixx common stock on the date of grant. These grants are made with a view to linking executives' compensation to the long-term financial success of Matrixx.

CHIEF EXECUTIVE OFFICER COMPENSATION

     As President and Chief Executive Officer of the Company, Carl Johnson's compensation is based on his employment agreement with Matrixx which provides for a minimum base salary, the minimum benefits to which he is entitled under the compensation plans available to the Company's senior executive officers and payments or other benefits he is entitled to receive upon termination of his employment. The Compensation Committee reviews the base salary of Mr. Johnson annually pursuant to the same policies the Committee uses to evaluate the base salaries of its other executive officers. In July 2002, at his annual review, Mr. Johnson's annual base salary was increased from $225,000 to $250,000 for the remainder of the 2002 fiscal year. Also in July 2002, Mr. Johnson was granted options to purchase 25,000 shares of Matrixx common stock. In December 2002, Mr. Johnson received an award of 5,000 shares of restricted common stock, options to purchase 4,400 shares of Matrixx common stock and a performance bonus of $150,000. The December 2002 awards were based on Matrixx's achievement of the pre-tax performance goals previously established by the Compensation Committee. The performance bonus was paid in January 2003 but relates to performance in the 2002 fiscal year.

     The Compensation Committee determined the amount of Mr. Johnson's base salary and the number of restricted stock and stock options to be awarded to him after considering the competitive levels of compensation for chief executive officers managing companies of similar size, complexity and performance level, and following a review of Mr. Johnson's contributions to Matrixx's business success in 2002 and the conclusion that Mr. Johnson has the vision and executive capabilities to continue to lead the growth of the Company.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION UNDER INTERNAL REVENUE CODE
SECTION 162(M)

     Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million for each executive officer named in this Proxy Statement. The $1 million limitation generally does not apply to compensation that is considered performance-based. Non-performance-based compensation paid to Matrixx's executive officers for the 2002 fiscal year did not exceed the $1 million limit per employee. We believe that Matrixx's compensation policy satisfies Section 162(m) of the Internal Revenue Code. As a result, we believe that the compensation paid under this policy is not subject to limits of deductibility. However, there can be no assurance that the Internal Revenue Service would reach the same conclusion. Moreover, Matrixx will not be entitled to a deduction with respect to payments that are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. Such payments will subject the recipients to a 20% excise tax.

                                   COMPENSATION COMMITTEE
                                   Michael Zeher, Chairman
                                   William Egan
                                   William Yuan
                                   Edward Walsh

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     No member of the Compensation Committee was an officer or employee of Matrixx or its subsidiary, Zicam, LLC, in the fiscal year ended December 31, 2002, or was formerly such an officer or employee.

     Michael Zeher, a member of the board of directors and Chairman of the Compensation Committee, also served as a paid consultant to Matrixx in fiscal 2002 through his company, Zeher Global Associates, LLC. We paid Mr. Zeher's company an aggregate of $70,000 in consulting fees and $7,300 in consulting-related expense reimbursements in 2002. The consulting agreement with Zeher Global Associates, LLC terminated in December 2002. No other member of the Compensation Committee had any relationship requiring Matrixx to make disclosure in this section under applicable securities regulations.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information, as of December 31, 2002, with respect to the number of shares of our common stock beneficially owned by the named executive officers, by individual directors, by all directors and officers as a group, and by persons known by Matrixx to beneficially own more than 5% of our outstanding common stock. The address of all persons (unless otherwise noted in the footnotes below) is care of Matrixx Initiatives, Inc. at 2375 East Camelback Road, Suite 500, Phoenix, Arizona 85016. The indicated percentages are based upon the number of shares of our common stock outstanding as of December 31, 2002, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of that date.

                                                              PERCENT OF
     NAME OF BENEFICIAL                NUMBER OF             COMMON STOCK
     OWNER AND ADDRESS                  SHARES                  OWNED
     -----------------                  ------                  -----
     William Egan                       22,500 (1)                *
     Edward Faber                       35,700 (2)                *
     William Hemelt                     54,000 (3)                *
     Carl Johnson                       31,000 (4)                *
     Edward Walsh                       25,000 (5)                *
     William Yuan                       20,071 (6)                *
     Michael Zeher                      26,500 (7)                *

     All as a group                    214,771                   2.2%

----------
*Represents less than 1% of our outstanding common stock.

(1) Includes options to purchase 7,500 shares at $7.75, 10,000 shares at $7.20 and 5,000 shares at $8.59.
(2) Includes 700 restricted shares acquired pursuant to Directors' Stock Purchase Program and options to purchase 10,000 shares at $14.3125, 10,000 shares at $9.00, 10,000 shares at $7.20 and 5,000 shares at $8.59.
(3) Includes 900 restricted stock shares and options to purchase 24,000 shares at $11.75 and 9,000 shares at $13.3125.
(4) Includes 5,000 restricted stock shares and options to purchase 25,000 shares at $7.83
(5) Includes options to purchase 10,000 shares at $14.3125, 10,000 shares at $7.20 and 5,000 shares at $8.59.
(6) Includes options to purchase 5,000 shares at $13.3125, 10,000 shares at $7.20 and 5,000 shares at $8.59.
(7) Includes options to purchase 10,000 shares at $16.125, 10,000 shares at $7.20 and 5,000 shares at $8.59.

                        AGREEMENTS WITH CERTAIN OFFICERS

     We have entered into an employment agreement with Carl J. Johnson, our President and Chief Executive Officer, which became effective in July 2001 when Mr. Johnson first joined Matrixx and which was amended in 2002. Mr. Johnson's employment agreement provides for a three-year term. At the end of this term, the agreement will automatically renew on an annual basis unless and until the Board or Mr. Johnson elects not to renew it.

     Mr. Johnson's employment agreement specifies certain financial arrangements that we will provide in the event that Mr. Johnson's employment is terminated without cause, as well as upon certain events involving a change in control of Matrixx. If we terminate Mr. Johnson without cause or if he voluntarily resigns for certain specified "good reasons", he will be entitled to receive, over a subsequent period equal to one year or the remaining term of the agreement, whichever is longer, semi-monthly payments which, when annualized, would be equal to his annual base salary in effect at the time of his termination, plus an amount equal to the average of the annual incentive bonus payments paid to Mr. Johnson in the two fiscal years preceding the fiscal year in which he was terminated, or if less than two fiscal years have passed, an amount equal to the single annual incentive bonus payment that he had previously received. Mr. Johnson will also be entitled to exercise all unexercised stock options related to his original grant of 75,000 options, whether or not such options have vested at the time of his termination. In the event that Mr. Johnson's employment is terminated in connection with a change in control of Matrixx, Mr. Johnson will be entitled to the same benefits described above, except that in lieu of an amount equal to his base salary paid over a 12-month or possibly longer term, Mr. Johnson would be entitled to receive a lump sum payment equal to two times his base salary in effect in the fiscal year immediately prior to the fiscal year in which the change of control occurs.

     The agreement contains provisions that restrict Mr. Johnson, during the term of his employment and for a period of one year following his voluntary or involuntary termination, from directly or indirectly competing with Matrixx or soliciting Matrixx's employees or customers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 2002, we entered into a consulting agreement with Zeher Global Associates, LLC, which is owned and operated by Michael Zeher, a member of the board of directors. The agreement provided for the provision by Mr. Zeher to our President and Chief Executive Officer and to Matrixx's sales department of consulting services related to researching and evaluating international product distribution opportunities. In consideration for Mr. Zeher's services under the consulting agreement, we agreed to pay Zeher Global Associates, LLC a minimum monthly consulting fee of $7,500 plus reimbursement of reasonable expenses. We paid Global Associates, LLC an aggregate of $70,000 in consulting fees plus an approximately $7,300 in related expense reimbursements in 2002. The consulting agreement terminated in December 2002.

                          REPORT OF THE AUDIT COMMITTEE

     THE FOLLOWING REPORT CONCERNS THE AUDIT COMMITTEE'S ACTIVITIES REGARDING OVERSIGHT OF OUR FINANCIAL REPORTING AND AUDITING PROCESS AND DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING THAT WE MAKE UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT.

     Each year the Board of Directors appoints an Audit Committee to review the Company's financial matters. The responsibilities of the Audit Committee include the selection, appointment, and oversight of independent accountants for the Company. The Audit Committee is also responsible for recommending to the Board that the Company's financial statements be included in its Annual Report on Form 10-K. The Board of Directors has adopted an Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement, which the Audit Committee reviews annually.

     The Audit Committee at the end of 2002 was comprised of Edward Walsh (Chairman), Michael Zeher, William Egan and (then director) William Yuan. Each member of the Audit Committee met the independence requirements set by the Nasdaq Stock Market. Three meetings were held in 2002 to review quarterly financial reports, to consider the Company's annual audit and other audit services and to review the audit with the independent accountants after its completion. Each meeting was attended by all members then in office.

     Effective March 31, 2003, Mr. Yuan resigned from the Company's board of directors and, thereby, from the Audit Committee. L. White Matthews, III, who was elected to the board of directors by the Company's other directors as of the same date to fill the vacancy create by Mr. Yuan, replaced Mr. Yuan on the Audit Committee.

     The Audit Committee has reviewed Matrixx's audited financial statements for the year ended December 31, 2002 and has met with both management and Mayer Hoffman McCann P.C., Matrixx's independent auditors, to discuss the financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles. We have received from and discussed with Mayer Hoffman McCann the written disclosure and matters required to be discussed by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). These items relate to that firm's independence from Matrixx. We have also discussed with Mayer Hoffman McCann any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 89 and No. 90.

     Based upon the review and discussions described above, the Audit Committee recommended to the board of directors that Matrixx's audited financial statements for the fiscal year ended December 31, 2002 be included in Matrixx's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

                                        AUDIT COMMITTEE
                                        Edward Walsh, Chairman
                                        William Egan
                                        Michael Zeher
                                        William Yuan

                                PERFORMANCE GRAPH

     The line graph below and the following performance table each compare the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total stockholder return of the Nasdaq Stock Market Index and the Russell 2000 Growth Index. The comparisons utilize an investment of $100 on December 31, 1997.

                                     [GRAPH]

                                PERFORMANCE TABLE

     Date               Matrixx         Nasdaq       Russell 2000 Growth
     ------             -------        -------       -------------------
     12/31/97            100.00         100.00            100.00
     12/31/98            113.93         140.99            100.80
     12/31/99            237.04         261.48            143.65
     12/31/00            100.00         157.42            111.08
     12/31/01            102.22         124.89            100.47
     12/31/02            117.78          86.33             69.64

     The Nasdaq Stock Market Index comprises all domestic shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market, excluding preferreds, rights and warrants. The Russell 2000 Growth Index is a growth industry index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index with the highest, proportionately weighted, growth characteristics including higher price-to-book ratios and forecasted growth values.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Effective November 12, 2002, Angell & Deering, Certified Public Accountants resigned as the independent auditor and certifying accountant of Matrixx. This resignation occurred solely as a result of the partners of Angell & Deering joining the certified public accounting firm of Mayer Hoffman McCann P.C. According to information provided to us by Angell & Deering's partner representative to Matrixx, all of the partners of Angell & Deering became partners of Mayer Hoffman McCann at or around the time of Angell & Deering's resignation as our independent auditor and certifying accountant.

     Angell & Deering's reports on Matrixx's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Matrixx's fiscal years ended December 31, 2001 and 2000, and through the date of Angell & Deering's November 12, 2002 resignation, there were no disagreements between the Company and Angell & Deering on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Angell & Deering's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on Matrixx's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end and prior to November 12, 2002. During the fiscal years ended December 31, 2001 and 2000, and through the date of Angell & Deering's resignation, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Effective November 12, 2002, Matrixx's Audit Committee engaged Mayer Hoffman McCann as the Company's new independent auditor and certifying accountant to audit the Company's consolidated financial statements for the fiscal year ended December 31, 2002. During the fiscal years ended December 31, 2001 and 2000, and through the date leading up to the Audit Committee's engagement of Mayer Hoffman McCann, the Company did not consult Mayer Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Matrixx provided Angell & Deering with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Angell & Deering agreed with such disclosures. Angell & Deering furnished this letter, which was attached as an exhibit to our Current Report on Form 8-K that we filed with the Securities and Exchange Commission on November 12, 2002.

     We presently contemplate that Mayer Hoffman McCann will be retained as our principal accounting firm throughout the fiscal year ending December 31, 2003. We anticipate that a representative of Mayer Hoffman McCann will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the firm will be afforded an opportunity to make a statement if the firm so desires. The firm's representative will also be available to respond to appropriate questions.

     Mayer Hoffman McCann has advised us that no member of that firm has any financial interest, either direct or indirect, in the Company or our subsidiary, Zicam, LLC and it has no connection with the Company or our subsidiary in any capacity other than that of our independent public accountants.

     The following table shows the fees paid or accrued by Matrixx for the audit and other services provided by the Company's auditors for the fiscal year ended December 31, 2002:

     Audit fees for the year ended December 31, 2002 and fees for the review of financial statements included in quarterly
       2002 reports on Form 10-Q                                   $ 98,200

     Fees for financial information system design and
       implementation                                                    --

     Other services(1)                                               62,700
                                                                   --------

     Total                                                         $160,900
                                                                   ========

----------
(1) Includes tax services and accounting and financial reporting services related to Matrixx's registration statements filed under the Securities Act of 1933, as amended.

     The Audit Committee has considered whether the provisions of the non-audit services referred to in the "Other services" portion of the above table (including the footnote thereto) are compatible with maintaining the independence of the Company's auditors.

                            PROPOSALS BY STOCKHOLDERS

     Any stockholder desiring to have a proposal included in our proxy statement for our 2004 annual meeting of stockholders must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to our principal executive offices no later than December 31, 2003 and must otherwise comply with the applicable provisions of Matrixx's Bylaws.

                                  OTHER MATTERS

     Our board of directors is not presently aware of any matter to be presented at the Annual Meeting other than those described in this Proxy Statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card on such matters in accordance with their judgment.

                                  ANNUAL REPORT

     A copy of our 2002 Annual Report to Stockholders which includes our financial statements for the fiscal year ended December 31, 2002, was mailed with this Notice and Proxy Statement on or about March 31, 2003 to all stockholders of record on the Record Date. We will provide our complete Annual Report on Form 10-K at no charge to any requesting person.


                                        MATRIXX INITIATIVES, INC.

                                        /s/ William J. Hemelt
                                        ----------------------------------------
                                        William J. Hemelt
                                        Executive Vice President, Chief
                                        Financial Officer, Treasurer and
                                        Secretary

Phoenix, Arizona
March 31, 2003

                                   APPENDIX A

                            MATRIXX INITIATIVES, INC.

                             AUDIT COMMITTEE CHARTER

I.   PURPOSE AND AUTHORITY

The Audit Committee of the Board of Directors of Matrixx Initiatives, Inc. (the "Company") assists the Board in its oversight responsibilities regarding the Company's publicly reported financial information and its systems and controls related thereto. In particular, the Audit Committee serves to assist the Board in its oversight of (1) the integrity of the Company's financial statements and financial reporting, (2) the Company's compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company's independent auditor, (4) the performance of the Company's internal reporting and audit functions, and (5) the Company's disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage. The Audit Committee may, by majority vote of the full Audit Committee membership, create one or more subcommittees comprised of members of the Audit Committee, and may vest any such subcommittee with the full authority of the Audit Committee with respect to specific matters delegated to such subcommittee.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee will have full access to the Company's executive management and other employees as necessary to effectively carry out its duties and responsibilities.

II.  COMPOSITION OF THE AUDIT COMMITTEE

The Committee will be comprised of three or more members of the Board, each of whom (i) will be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) will meet the independence requirements of the Nasdaq National Market, the Exchange Act and the Sarbanes-Oxley Act of 2002, all as in effect from time to time. In particular, each Audit Committee member must have a working familiarity with basic finance and accounting practices (including the ability to read and understand fundamental financial statements), and at least one member must be a "financial expert", as defined by the Securities and Exchange Commission (the "SEC") pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. The Company will disclose the existence of the "financial expert" member(s) of the Audit Committee in its periodic filings as required by the SEC. No member of the Audit Committee may simultaneously serve on the audit committee of more than three public companies, including the Company.

Each member of the Audit Committee will be elected by the Board of Directors at its annual organizational meeting, or such other meeting as the Board may deem appropriate, and will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal from the Committee by the full Board. Unless a Chair of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS OF THE AUDIT COMMITTEE

The Audit Committee will meet at least once per calendar quarter, or more frequently as circumstances may dictate in order for it to carry out its duties and responsibilities and to act upon matters falling within its responsibility. The Audit Committee will meet at least quarterly with the independent auditor and management to discuss the Company's annual audited financial statements and quarterly financial statements, including the Company's related disclosures in respect of such annual and quarterly financial statements made in its periodic reports filed with the SEC. The Audit Committee may also meet periodically with management and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or any individual or group believes should be discussed privately.

A majority of the total number of members of the Audit Committee will constitute a quorum for the conduct of business at all Audit Committee meetings. A majority of the members of the Audit Committee are empowered to act on behalf of the Audit Committee. Minutes will be kept of each Audit Committee meeting. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities, and a representative of the Committee will report to the Board of Directors on material matters covered at any meeting of the Audit Committee.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee will do the following:

INDEPENDENT AUDITOR OVERSIGHT:

1. Exercise sole and direct authority with respect to the selection, appointment, compensation, review and replacement of the Company's independent auditor. The Audit Committee may consult with management in connection with such duties, but may not delegate such duties. The independent auditor will report directly to the Audit Committee.

2. Review and pre-approve both audit and permissible non-audit services to be provided by the independent auditor. This pre-approval duty may be delegated to one or more designated members of the Audit Committee, provided that any pre-approval given by such delegate(s) must be reported to the Audit Committee at its next regularly scheduled meeting. The Audit Committee will ensure that any pre-approval of non-audit services to be performed by the independent auditor are disclosed to investors in the Company's periodic reports filed under Section 13(a) of the Securities and Exchange Act of 1934.

3. Obtain and review, at least annually, a report by the independent auditor describing:

     a)   the independent auditor's internal quality-control procedures;

     b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

     c) a formal written statement delineating all relationships between the independent auditor and the Company.

4. Take other appropriate actions as it may deem necessary to satisfy itself of the independent auditor's independence.

ACCOUNTING, AUDIT AND INFORMATION OVERSIGHT:

5. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor and the Company's internal audit staff.

6. Review with management and the independent auditor at the completion of the annual audit and before the filing by the Company with the SEC of the Company's annual report on Form 10-K for the period in question:

     a)   the Company's annual financial statements and related footnotes;

     b) the independent auditor's audit of the financial statements and its report thereon;

     c) any audit problems or difficulties encountered by the independent auditor during the course of the audit, and management's responses to those problems or difficulties;

     d) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's annual report on Form 10-K; and

     e) any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

7. Review with management and the independent auditor, prior to the filing by the Company with the SEC of each quarterly report on Form 10-Q, the quarterly financial statements for the applicable fiscal quarter, including the Company's corresponding disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in such quarterly report.

8. Discuss earnings press releases and other similar public announcements with management (prior to their issuance), which may consist of a general discussion of the types of earnings information to be disclosed and the manner of disclosure.

9. Discuss with management financial information and earnings guidance to be provided to analysts and ratings agencies, which duty may be fulfilled in a general fashion by discussing with management the types of information and guidance that may be provided to analysts and rating agencies.

10. Review any other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906) and relevant reports rendered by the independent auditor (or summaries thereof).

11. Prepare for inclusion in the Company's annual meeting proxy statement, in consultation with management and legal counsel, the report of the Audit Committee required by the SEC's rules and regulations.

FINANCIAL REPORTING PROCESSES, CONTROLS AND POLICIES:

12. Ensure open communication among the independent auditor, management and the Board of Directors.


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13.  Maintain an awareness of key financial reporting issues and regulatory and accounting initiatives, and review proposed or effective changes in financial reporting principles that affect or may affect the Company.

14.  Periodically review with management and the independent auditor:

     a) the adequacy and integrity of the Company's financial reporting processes (both internal and external) and internal control structure, including disclosure controls; and

     b) any related significant findings and recommendations of the independent auditor, together with management's responses.

15.  Review with the independent auditor on at least an annual basis:

     a) all critical accounting policies and practices applicable to the Company's financial accounting and reporting;

     b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

     c) other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences.

16. Oversee the resolution of any disagreement between management and the independent auditor that may arise.

17.  Establish procedures for:

     a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and/or auditing matters; and

     b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

ETHICAL COMPLIANCE, LEGAL COMPLIANCE, AND RISK MANAGEMENT

18. Periodically review with the organization's counsel and management legal compliance matters including securities trading policies, and any other legal matter that could have a significant impact on the organization's financial statements and reporting obligations.

19. Periodically inquire of management and the independent auditor about the significant financial, accounting and other risks or exposures to the Company and assess the steps management has taken to minimize these risks, including an annual review of the Company's insurance programs and risk assessment and risk management policies.

20. Review and, if appropriate, approve all transactions between the Company or any of its subsidiaries and any related party. For purposes of this duty, the Audit Committee defines "related party" as (i) an affiliate of the Company or any of its subsidiaries, (ii) a trust for the benefit of employees, such as a pension or profit-sharing trust, that is managed by or under the trusteeship of Company management, (iii) a person or entity that beneficially owns or controls 20% or more of the Company's outstanding

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     voting stock, (iv) any director, member of management or key employee of the Company, (v) any immediate family member of a person who beneficially owns or controls 20% or more of the Company's outstanding voting stock or of a director, member of management or key employee of the Company, or (vi) any other person or entity that is in a position, directly or indirectly, to significantly influence the management or operating policies of the Company.

OTHER RESPONSIBILITIES:

21. Review this Charter at least annually and, if appropriate, recommend changes to the Board of Directors.

22. Conduct a self-assessment on at least an annual basis of the purposes, duties and responsibilities set forth in this Charter to determine whether the Audit Committee is functioning effectively.

23. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

Effective as of February 20, 2003.


                                        /s/ Edward Walsh
                                        ----------------------------------------
                                        Chairman of the Audit Committee


                                        /s/ Edward E. Faber
                                        ----------------------------------------
                                        Chairman of the Board of Directors

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